Exhibit 10-3

FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT (this “Amendment”), dated as of July 16, 2004 amends the Three Year Credit Agreement dated as of October 31, 2003 (the “Credit Agreement”) among EXELON CORPORATION, COMMONWEALTH EDISON COMPANY, PECO ENERGY COMPANY, EXELON GENERATION COMPANY, LLC (collectively, the “Borrowers”), various financial institutions and BANK ONE, NA, as administrative agent (the “Administrative Agent”). Capitalized terms used but not defined herein have the respective meanings given to them in the Credit Agreement.

     WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

     SECTION 1 AMENDMENTS. Upon the effectiveness of this Amendment pursuant to Section 3, the Credit Agreement shall be amended as follows:

     1.1 Amendment to Cover Page. The cover page is amended by deleting the reference to “$750,000,000”.

     1.2 Amendments to Definitions:

          SECTION 1.2.1 The following definitions in Section 1.01 are amended to read in their entirety as follows:

          “ComEd Sublimit” means $50,000,000, subject to adjustment as provided in Section 2.04(c).

          “Exelon Sublimit” means $100,000,000, subject to adjustment as provided in Section 2.04(c).

          “Genco Sublimit” means $200,000,000, subject to adjustment as provided in Section 2.04(c).

          “Letter of Credit Sublimit” means $400,000,000.

          “Net Interest Expense” means, for any Borrower for any period, the total of (a) such Borrower’s Interest Expense for such period minus (b) to the extent that such Interest Expense to Affiliates is included in Interest Expense and relates to interest payments on debt obligations that are subordinated to the obligations of such Borrower under this Agreement, such Borrower’s Interest Expense to Affiliates for such period, minus (c) such Borrower’s Transitional Funding Instrument Interest for such period minus (d) in the case of Exelon and Genco, interest on Sithe Project Debt for such period.”

          “PECO Sublimit” means $150,000,000, subject to adjustment as provided in Section 2.04(c).”

          SECTION 1.2.2 The last sentence of the definition of “Commodity Trading Obligations” in Section 1.01 is amended to read in its entirety as follows:

          “The term “commodities” shall include electric energy and/or capacity, coal, petroleum, natural gas, emissions allowances, weather derivatives and related products and by-products and ancillary services.”

          SECTION 1.2.3 The definition of “Distributions on Preferred Securities” in Section 1.01 is deleted.

          SECTION 1.2.4 The following definition is added to Section 1.01 in alphabetical order:

          “Interest Expense to Affiliates” means, for any period, in the case of Exelon, ComEd and PECO, “Interest Expense to Affiliates” as shown on a consolidated statement of income of Exelon, ComEd and PECO, as applicable, for such period; provided that for any fiscal quarter ended prior to (y) in the case of ComEd, December 31, 2003 and (z) in the case of PECO, June 30, 2003, Interest Expense to Affiliates shall mean, “Distributions on Preferred Securities” as shown on a consolidated statement of income of such Borrower for such period.”

     1.3 Amendment to Section 2.04(c). Section 2.04(c) is amended by deleting the amount “$500,000,000” therein and substituting “$250,000,000” therefor.

     1.4 Amendment to Section 2.16.3. Section 2.16.3 is amended by inserting, immediately after the word “ascertain” in the parenthetical in the third sentence, the phrase “; provided that the LC Issuer shall not issue any Facility LC if the LC Issuer shall have received written notice (which has not been rescinded) from the Administrative Agent or any Lender that any applicable condition precedent to the issuance or modification of such Facility LC has not been satisfied and, in fact, such condition precedent is not satisfied at the requested time of issuance”.

     1.5 Amendment to Section 4.01(c). Section 4.01(c) is amended to read in its entirety as follows:

          “(c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such Borrower of this Agreement or any applicable Note, except an appropriate order or orders of (i) the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, (ii) in the case of ComEd, the Illinois Commerce Commission under the Illinois Public Utilities Act and (iii) in the case of PECO, the Pennsylvania Public Utilities Commission under the Pennsylvania Public Utility Code, which order or orders have been duly obtained and are (x) in full force and effect and (y) sufficient for the purposes hereof.”

2

     1.6 Amendment to Section 5.01. Section 5.01 is amended by deleting the phrase “any Lender has any Commitment to such Borrower hereunder” after the word “or” in the first sentence and inserting the phrase “the Commitments to such Borrower have not been irrevocably terminated” therefor.

     1.7 Amendment to Section 5.02. Section 5.02 is amended by deleting the phrase “any Lender has any Commitment to such Borrower hereunder” after the word “or” in the first sentence and inserting the phrase “the Commitments to such Borrower have not been irrevocably terminated” therefor.

     1.8 Amendment to Section 5.02(f)(ii). Clause (ii) of Section 5.02(f) is amended to read in its entirety as follows:

          “(ii) ComEd relating to (A) the priority of payments on its subordinated debt securities contained in the Indenture dated as of September 1, 1995 between ComEd and Wilmington Trust Company, as trustee, as amended and supplemented to the date hereof, or any other indenture that has terms substantially similar to such Indenture and that relates to the issuance of trust preferred securities, and (B) the priority payment of dividends on any outstanding shares of its prior preferred stock and preference stock as set forth in its Restated Articles of Incorporation, as such Restated Articles of Incorporation are in effect on the date hereof.”

     1.9 Amendment to Schedule II. Schedule II is amended in its entirety by substituting the Schedule II attached hereto therefor.

     SECTION 2 CONDITIONS PRECEDENT. This Amendment shall become effective when (i) the Administrative Agent has received counterpart signature pages to this Amendment (by facsimile or otherwise) signed by the Borrowers and the Majority Lenders and (ii) the Five Year Credit Agreement dated as of July 16, 2004 among the Borrowers, various financial institutions and Bank One, NA, as agent, has become effective.

     SECTION 3 MISCELLANEOUS.

     3.1 Continuing Effectiveness, etc. Except as expressly set forth herein, the Credit Agreement shall remain in full force and effect and is ratified, approved and confirmed in all respects.

     3.2 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

     3.3 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment.

3

     3.4 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     3.5 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

     3.6 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURES FOLLOW]

4

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers as of the date first above written.

EXELON CORPORATION
By:
Name:
Title:

COMMONWEALTH EDISON COMPANY
By:
Name:
Title:

PECO ENERGY COMPANY
By:
Name:
Title:

EXELON GENERATION COMPANY, LLC
By:
Name:
Title:

First Amendment

THE LENDERS

BANK ONE, NA (Main Office Chicago), as Administrative Agent and as a Lender
By:
Name:
Title:

First Amendment

BARCLAYS BANK PLC, as Syndication Agent and as a Lender
By:
Name:
Title:

First Amendment

CITIBANK, N.A., as Co-Documentation Agent and as a Lender
By:
Name:
Title:

First Amendment

WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent and as a Lender

By:
Name:
Title:

First Amendment

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as Co-Documentation Agent and as a Lender
By:
Name:
Title:

By:
Name:
Title:

First Amendment

ABN AMRO BANK, N.V.
By:
Name:
Title:

First Amendment

BANK OF AMERICA, N.A.
By:
Name:
Title:

First Amendment

JPMORGAN CHASE BANK
By:
Name:
Title:

First Amendment

KEYBANK NATIONAL ASSOCIATION
By:
Name:
Title:

First Amendment

LEHMAN BROTHERS BANK, FSB
By:
Name:
Title:

First Amendment

MORGAN STANLEY BANK
By:
Name:
Title:

First Amendment

BNP PARIBAS
By:
Name:
Title:

By:
Name:
Title:

First Amendment

MERRILL LYNCH BANK USA
By:
Name:
Title:

First Amendment

THE BANK OF NOVA SCOTIA
By:
Name:
Title:

First Amendment

UBS LOAN FINANCE LLC
By:
Name:
Title:

First Amendment

THE NORTHERN TRUST COMPANY
By:
Name:
Title:

First Amendment

MELLON BANK, N.A.
By:
Name:
Title:

First Amendment

CREDIT SUISSE FIRST BOSTON
By:
Name:
Title:

First Amendment

THE BANK OF NEW YORK
By:
Name:
Title:

First Amendment

MIZUHO CORPORATE BANK, LTD.
By:
Name:
Title:

First Amendment

U.S. BANK NATIONAL ASSOCIATION
By:
Name:
Title:

First Amendment

WELLS FARGO BANK, N.A.
By:
Name:
Title:

First Amendment

FIFTH THIRD BANK
By:
Name:
Title:

First Amendment

BANK HAPOALIM
By:
Name:
Title:

First Amendment

SCHEDULE II
COMMITMENTS

LENDER	COMMITMENT
Bank One, NA	$30,666,666.67
Barclays Bank PLC	$30,666,666.67
Wachovia Bank, National Association	$29,166,666.66
Dresdner Bank, AG New York and Grand Cayman Branches	$29,166,666.66
Citibank, N.A.	$29,166,666.66
ABN AMRO Bank, N.V.	$29,166,666.66
Bank of America, N.A.	$24,666,666.67
BNP Paribas	$24,666,666.67
JPMorgan Chase Bank	$24,666,666.67
KeyBank National Association	$24,666,666.67
Merrill Lynch Bank USA	$24,666,666.67
Morgan Stanley Bank	$24,666,666.67
The Bank of Nova Scotia	$24,666,666.67
UBS Loan Finance LLC	$24,666,666.67
Credit Suisse First Boston	$18,333,333.33
Mellon Bank, N.A.	$15,000,000.00
The Bank of New York	$15,000,000.00
The Northern Trust Company	$15,000,000.00
Lehman Brothers Bank, FSB	$14,666,666.67
Bank Hapoalim	$10,000,000.00
Mizuho Corporate Bank, Ltd.	$10,000,000.00
U.S. Bank National Association	$10,000,000.00
Wells Fargo Bank, N.A.	$10,000,000.00
Fifth Third Bank	$6,666,666.66

TOTAL	$500,000,000